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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): February 19, 2002

                             GENESIS MICROCHIP INC.
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             (Exact name of registrant as specified in its charter)


            Delaware                    000-33477                77-0584301
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(State or Other Jurisdiction of  (Commission File Number)     (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)


        2150 Gold Street
       Alviso, California                                           95002
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 (Address of principal executive offices)                         (Zip Code)


                                 (408) 262-6599
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              (Registrant's telephone number, including area code)


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Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

         On February 19, 2002, Genesis Microchip Inc., a Delaware corporation ("Genesis"), completed the acquisition of Sage, Inc., a Delaware corporation ("Sage") through the merger of a wholly-owned subsidiary of Genesis with and into Sage, with Sage surviving as a wholly-owned subsidiary of Genesis (the "Merger"). The Merger is intended to be a tax-free reorganization and will be accounted for under the purchase method of accounting.

         In connection with the Merger, Genesis issued approximately 8.8 million shares of its common stock for all of the issued and outstanding shares of Sage. Each share of Sage common stock was exchanged for 0.571 of a share of Genesis's common stock. Genesis also assumed Sage's outstanding stock options, adjusted to reflect the exchange ratio.

         On February 20, 2002, Genesis issued a press release announcing the completion of the transaction. The press release is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

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Item 7.  Financial Statements and Exhibits
         ---------------------------------
(a)      Financial statements of business acquired.

         Genesis will file financial statements under cover of Form 8-K/A no later than May 8, 2002 (60 days after this Report is required to be filed).

(b)      Pro forma financial information.

         Genesis will file pro forma financial information under cover of Form 8-K/A no later than May 8, 2002 (60 days after this Report is required to be filed).

(c)      Exhibits:
         --------

         2.1 Agreement and Plan of Merger and Reorganization, dated as of September 27, 2001, by and between Genesis Microchip Incorporated and Sage, Inc. (incorporated by reference to Exhibit 2.1 to the Genesis Microchip Incorporated Current Report on Form 8-K filed on September 28, 2001).

         99.1     Press release of Genesis Microchip Inc. issued on February 20,
                  2002.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           GENESIS MICROCHIP INC.



Dated:  March 1, 2002                      By: /s/ Pete Mangan
                                              ----------------------------------
                                              Pete Mangan
                                              Chief Financial Officer



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                                INDEX TO EXHIBIT

         Exhibit
         Number                              Description
-------------------------  -----------------------------------------------------

          2.1 Agreement and Plan of Merger and Reorganization, dated as of September 27, 2001, by and between Genesis Microchip Incorporated, and Sage, Inc. (incorporated by reference to Exhibit 2.1 to the Genesis Microchip Incorporated Current Report on Form 8-K filed on September 28, 2001).

         99.1              Press release of Genesis Microchip Inc. issued on
                           February 20, 2002.